                                                                  Exhibit 10.1.2

[WELLS FARGO LOGO]                                        WELLS FARGO FOOTHILL
                                                          2450 Colorado Avenue
                                                          Suite 3000 West
                                                          Santa Monica, CA 90404
                                                          310 453-7300
                                                          www.wffoothill.com
                                December 1, 2003

COMMUNICATIONS & POWER INDUSTRIES, INC.
607 Hansen Way, Mail Stop A-200
P.O. Box 51110
Palo Alto, California 94303-1110
Attn: Joel Littman, Chief Financial Officer

      Re:  Loan and Security Agreement
           ---------------------------

Dear Joel:

     Reference is made to that certain Loan and Security Agreement, dated as of December 15, 2000, by and among Communications & Power Industries, Inc., a Delaware corporation ("Borrower"), each of the Obligors that is a signatory thereto (collectively, "Obligors"), each of the lenders that is a signatory thereto (collectively, "Lenders"), and Wells Fargo Foothill, Inc., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group") (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement"). Capitalized terms, which are used herein but not defined herein, shall have the meanings ascribed to them in the Loan Agreement.

     Borrower has requested that the Loan Agreement be amended to enable Borrower to repurchase or redeem a greater principal amount of Senior Subordinated Notes.

     Subject to the satisfaction of the terms and conditions set forth in this letter agreement, the Lender Group is willing to grant the amendment and consent requested by Borrower as described in the preceding sentence.

     NOW, THEREFORE, the parties hereby agree to the following:

     1. Section 7.8(a)(ii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

          "(ii) any repurchase or redemption of Senior Subordinated Notes up to an aggregate maximum amount of $30,000,000 in any fiscal year of Borrower so long as (1) immediately prior to any such repurchase or redemption and after giving effect thereto, no Event of Default has occurred and is continuing; (2) prior to any such repurchase or redemption, Borrower's chief financial officer issues a certificate to Agent, in form and substance satisfactory to Agent in its Permitted Discretion, demonstrating that, immediately after any such repurchase or redemption, Borrower will have Availability of no less than the Threshold Excess Availability; (3) concurrently with any delivery by Borrower to the Trustee (as defined in the Indenture) of a notice of optional redemption in accordance with Section 3.01 of the Indenture in connection with any such redemption, Borrower delivers a copy of such notice to Agent; and (4) concurrently with any delivery by Borrower to the Holders (as defined in the Indenture) of a notice of redemption in accordance with Section 3.03 of the Indenture in connection with any such redemption, Borrower delivers a copy of such notice to Agent, and"

     2. Each Obligor hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this letter agreement are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by this letter agreement; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although each Obligor has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.

     3. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this letter agreement and each and every provision hereof:

          a. The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

          b. No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this letter agreement;

          c. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Obligor or the Lender Group;

          d. Agent shall have received from Borrower an amendment fee (the "Amendment Fee") in the amount of $10,000. Upon Agent's receipt of a copy of this letter agreement executed by Borrower, Agent shall be authorized to charge Borrower's Loan Account the Amendment Fee, which Amendment Fee shall be non-refundable when charged.

     4. This letter agreement constitutes an amendment to the Loan Agreement. Except as expressly set forth herein, the Loan Documents shall remain in full force and effect.

     5. Borrower agrees that all of Agent's attorneys' fees and costs in drafting and negotiating this letter agreement are part of the Lender Group Expenses and are payable on demand.

     6. This letter agreement may be executed in any number of counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this letter agreement by telefacsimile shall be equally effective as delivery of a manually executed counterpart.

     Please indicate your agreement with the foregoing by signing in the space provided below and returning the same to the undersigned.


                                        AGENT

                                        WELLS FARGO FOOTHILL, INC.,
                                        a California corporation, as Agent



                                        By:  /s/ Illegible
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------

                                        OTHER LENDERS:

                                        FOOTHILL INCOME TRUST II, L.P.

                                        By:  FIT II GP, LLC,
                                             Its General Partner


                                        By:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------

Acknowledged and Agreed:

BORROWER:

COMMUNICATIONS & POWER
INDUSTRIES, INC.,
a Delaware corporation



By:  /s/ Illegible
    ---------------------------
Title: Chief Financial Officer
       ------------------------
agreement. Delivery of an executed counterpart of this letter agreement by telefacsimile shall be equally effective as delivery of a manually executed counterpart.

     Please indicate your agreement with the foregoing by signing in the space provided below and returning the same to the undersigned.


                                        AGENT:

                                        WELLS FARGO FOOTHILL, INC.,
                                        a California corporation, as Agent



                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                        OTHER LENDERS:

                                        FOOTHILL INCOME TRUST II, L.P.

                                        By:  FIT II GP, LLC,
                                             Its General Partner


                                        By:  /s/ Illegible
                                             -----------------------------------
                                        Title:  Managing Member
                                               ---------------------------------

Acknowledged and Agreed:

BORROWER:

COMMUNICATIONS & POWER
INDUSTRIES, INC.,
a Delaware corporation



By:
    ---------------------------
Title:
       ------------------------

OTHER OBLIGORS:

COMMUNICATIONS & POWER
INDUSTRIES HOLDING CORPORATION,
a Delaware corporation


By: /s/  Illegible
    ---------------------------
Title: Chief Financial Officer
       ------------------------

CPI SUBSIDIARY HOLDINGS INC.,
a Delaware corporation


By: /s/  Illegible
    ---------------------------
Title: Secretary
       ------------------------


COMMUNICATIONS & POWER
INDUSTRIES INTERNATIONAL INC.,
a Delaware corporation


By: /s/  Illegible
    ---------------------------
Title: Secretary
       ------------------------


COMMUNICATIONS & POWER
INDUSTRIES ASIA INC.,
a Delaware corporation


By: /s/  Illegible
    ---------------------------
Title: Treasurer
       ------------------------


COMMUNICATIONS & POWER
INDUSTRIES CANADA, INC.,
an Ontario corporation


By: /s/  Illegible
    ---------------------------
Title: Vice President
       ------------------------

                                       4